Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
PRACTICES RELATED TO THE GRANT OF EQUITY AWARDS
The Committee approves annual equity grants for the CEO, named executive officers and Section 16 officers at its regularly scheduled meeting generally held the third Monday in February. The Committee has delegated authority to the CEO to make annual awards to employees who are not Section 16 officers. The February meeting typically occurs after the Company’s release of financial results for the prior year, which permits material information regarding our performance for the prior fiscal year to be evaluated by investors and the public before equity-based grants are made. The actual number of stock units are awarded based on the closing stock price on the date of grant.
The Committee determined not to grant stock options in 2025 as part of the long-term incentive program, and to instead grant restricted stock units. The Committee does not grant or determine the terms of equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material non-public information based on equity award grant dates.
In addition to the annual grants, equity awards may be granted at other times during the year to new hires, employees receiving promotions, and in other circumstances. Off-cycle awards for Officers subject to Section 16 reporting requirements require Committee approval. The Committee has delegated authority to the CEO to make off-cycle awards for all other employees. Any off-cycle awards approved by the CEO or the Committee are granted on the first day of May, August or November.

Award Timing Method	The actual number of stock units are awarded based on the closing stock price on the date of grant.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false